                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                                  July 22, 1998



                  -----------------------------------------
                Date of Report (Date of earliest event reported)



                             AMKOR TECHNOLOGY, INC.
                    -----------------------------------------
             (Exact name of Registrant as specified in its charter)



                                    Delaware
                   -----------------------------------------
                 (State or other jurisdiction of incorporation)



                                                          23-292-5614
---------------------                                     -----------
(Commission File No.)                       (IRS Employer Identification Number)


                              1345 Enterprise Drive
                             West Chester, PA 19380
                                 (610) 431-9600


                   -----------------------------------------
                    (Address of Principal Executive Offices)


          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item     5. Other Events

         On July 22, 1998, Amkor Technology, Inc. issued a press release announcing financial results for the second quarter ended June 30, 1998.


         A copy of the press release is filed herewith as Exhibit 99.1



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AMKOR TECHNOLOGY, INC.



                                       By: /s/ Frank J. Marcucci
                                           -----------------------------------
                                           Frank J. Marcucci
                                           Chief Finincial Officer

                                       Dated: July 23, 1998


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                                INDEX TO EXHIBITS

                                                                    SEQUENTIALLY
    EXHIBIT                      DESCRIPTION                          NUMBERED
    NUMBER                                                              PAGE
    -------                      -----------                        ------------
      99.1              Press release dated July 22, 1998
